UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 8, 2008

KULICKE AND SOFFA INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	000-00121	23-1498399
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1005 Virginia Drive, Fort Washington, PA	19034
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 784-6000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 8, 2008, Kulicke and Soffa Industries, Inc. (the “Company”) granted performance unit awards (“Performance Units”) under the Kulicke and Soffa Industries, Inc. 2008 Equity Plan (the “2008 Plan”) and the Kulicke and Soffa Industries, Inc. 2006 Equity Plan (the “2006 Plan”), time-vested restricted stock awards (“Time-Vested RSAs”) under the 2008 Plan and stock options under the 1998 Employee Incentive Stock Option and Non-Qualified Stock Option Plan to certain of its employees, including the following named executive officers in the amounts indicated below.

Officers	Stock Options	Performance Units	Time-Vested RSAs
C. Scott Kulicke	80,000	134,000	66,000
Maurice E. Carson	40,000	67,000	33,000
Christian Rheault		67,000	33,000
Charles J. Salmons		31,500	31,500

The stock options were issued with an exercise price of $3.55 (reflecting the October 8, 2008 NASDAQ closing price of the Company’s common shares). Mr. Carson’s stock options vest on the third anniversary of the date of the grant, and Mr. Kulicke’s stock options vest on the second anniversary of the date of the grant. The stock options were made pursuant to the form of Nonqualified Stock Option Agreement and form of Incentive Stock Option Agreement set forth hereto as Exhibit 99.1 and Exhibit 99.2, respectively. The forms of Performance Unit Award Agreements pursuant to which the Performance Units were granted are set forth hereto as Exhibit 99.3 and Exhibit 99.4, respectively. The form of Restricted Stock Award Agreement pursuant to which the Time-Vested RSAs were granted is set forth as Exhibit 99.5 hereto.

The Management Development and Compensation Committee of the Company’s Board of Directors (the “Committee”) administers the 2008 Plan and 2006 Plan. Receipt of Performance Units is based upon return on invested capital and revenue growth, measured over a three-year performance period.

The foregoing summary of the 2008 Plan and 2006 Plan is qualified in its entirety by reference to the actual terms of the 2008 Plan and 2006 Plan, included hereto as Exhibit 10.1 and Exhibit 10.2, respectively. For additional information regarding the 2008 Plan and 2006 Plan, refer to “Compensation of Executive Officers” in the Company’s 2008 Proxy Statement on Schedule 14A as filed with the Securities and Exchange Commission on January 2, 2008, which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Kulicke and Soffa Industries, Inc. 2008 Equity Plan (incorporated herein by reference to Appendix A to the Company’s Proxy Statement on Schedule 14A for the Annual Meeting of Shareholders on February 12, 2008).

10.2	Kulicke and Soffa Industries, Inc. 2006 Equity Plan (incorporated herein by reference to Appendix A to the Company’s Proxy Statement on Schedule 14A for the Annual Meeting of Shareholders on February 14, 2006).

99.1	Form of Nonqualified Stock Option Agreement.

99.2	Form of Incentive Stock Option Agreement.

99.3	Form of Performance Unit Award Agreement pursuant to the Kulicke and Soffa Industries, Inc. 2008 Equity Plan.

99.4	Form of Performance Unit Award Agreement pursuant to the Kulicke and Soffa Industries, Inc. 2006 Equity Plan.

99.5	Form of Restricted Stock Award Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 15, 2008

KULICKE AND SOFFA INDUSTRIES, INC.

By:	/s/ Maurice E. Carson
Name:	Maurice E. Carson
Title:	Senior Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Kulicke and Soffa Industries, Inc. 2008 Equity Plan (incorporated herein by reference to Appendix A to the Company’s Proxy Statement on Schedule 14A for the Annual Meeting of Shareholders on February 12, 2008).

10.2	Kulicke and Soffa Industries, Inc. 2006 Equity Plan (incorporated herein by reference to Appendix A to the Company’s Proxy Statement on Schedule 14A for the Annual Meeting of Shareholders on February 14, 2006).

99.1	Form of Nonqualified Stock Option Agreement.

99.2	Form of Incentive Stock Option Agreement.

99.3	Form of Performance Unit Award Agreement pursuant to the Kulicke and Soffa Industries, Inc. 2008 Equity Plan.

99.4	Form of Performance Unit Award Agreement pursuant to the Kulicke and Soffa Industries, Inc. 2006 Equity Plan.

99.5	Form of Restricted Stock Award Agreement.